                                                                    EXHIBIT 10.2

Plan Number:06359

                                    e401k(SM)

                          (PROFIT SHARING/401(K) PLAN)


                   NON-STANDARDIZED ADOPTION AGREEMENT NO. 001
                                  FOR USE WITH
                       FIDELITY BASIC PLAN DOCUMENT NO. 09


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

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Plan Number:06359

                               ADOPTION AGREEMENT
                                    ARTICLE 1
                   NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01   PLAN INFORMATION

       (a)  NAME OF PLAN:

            This is the PRESBY CORP, EMPLOYEES SAVINGS PLAN (the "Plan")

       (b)  TYPE OF PLAN:

            (1)  / /   401(k) Only
            (2)  /X/   401(k) and Profit Sharing

       (c)  ADMINISTRATOR IS THE EMPLOYER.

            The Administrator is the agent for service of legal process for the Plan.

       (d)  PLAN YEAR ENDS EACH DECEMBER 31ST, EXCEPT AS SPECIFIED BELOW.

            (1) Prior to the Effective Date of this amendment restatement listed in Section 1.01(g)(2), the prior Plan Year ended each __________ (COMPLETE ONLY IF PRIOR PLAN YEAR END WAS NOT DECEMBER 31ST.)

       (e)  THREE DIGIT PLAN NUMBER: 001

       (f)  LIMITATION YEAR IS THE CALENDAR YEAR.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

                                        1
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Plan Number:06359
       (g)  PLAN STATUS (check appropriate box(es)):

            (1)  / /   New Plan Effective Date:

            (2)  /X/   Amendment Effective Date: 11/4/2002

                 This is (check one):

                 (A)   /X/   an amendment and restatement of a Fidelity Basic
                             Plan Document No. 09 or 15 Adoption Agreement previously executed by the Employer; or

                 (B)   / /   a conversion to a Basic Plan Document No. 09
                             Adoption Agreement.

                             The original effective date of the Plan: 09/01/2000

            (3)  /X/   This is an amendment and restatement of the Plan and the
                       Plan was not amended prior to the effective date specified in Subsection 1.01(g)(2) above to comply with the requirements of the Acts specified in the Snap Off
                       Addendum to the Adoption Agreement. The provisions specified in the Snap Off Addendum are effective as of the dates specified in the Snap Off Addendum, which dates may be prior to the Amendment Effective Date. Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

            (4)  / /   Special Effective Dates. Certain provisions of the Plan
                       shall be effective as of a date other than the date specified above. Please complete the Special Effective
                       Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

            (5)  / /   Plan Merger Effective Dates. Certain plan(s) were merged
                       into the Plan and certain provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special Effective Dates. Addendum to the Adoption
                       Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

                                        2
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Plan Number:06359
1.02   EMPLOYER

       (a)  EMPLOYER NAME:      PRESBY CORP.

             Address:           5910 NORTH CENTRAL EXPRESSWAY SUITE 1770

                                DALLAS, TX 75206

             Contact's Name:    MR. MARK COX

             Telephone Number:  (214) 368-0200

            (1)  Employer's Tax Identification Number: 75-2667596

            (2)  Business form of Employer (check one):

                 (A)   /X/   Corporation or limited liability company taxed as a
                             corporation

                 (B)   / /   Sole proprietor, partnership, or limited liability
                             company taxed as a sole proprietor or partnership

                 (C)   / /   Subchapter S corporation

                 (D)   / /   Tax-exempt organization

                 (E)   / /   Governmental entity

            (3)  Employer's fiscal year end: 12/31

            (4)  Date business commenced: 8/1/1994

       (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (AS DEFINED IN SUBSECTION 2.01 (qq)) (list each participating Related Employer and its Employer Tax Identification Number):


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

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Plan Number:06359
1.03   TRUSTEE

       (a)  TRUSTEE NAME:       Fidelity Management Trust Company
            Address:            82 Devonshire Street
                                Boston, MA 02109

1.04   COVERAGE

       ALL ELIGIBLE EMPLOYEES (AS DEFINED IN SECTION 2.01 (q)) WHO ARE AGE 21 AND MEET THE CONDITION(s) SPECIFIED BELOW SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN:

       (a)  ELIGIBILITY SERVICE REQUIREMENT (check one):

            (1)  /X/   no Eligibility Service requirement.

            (2)  / /   6 months of Eligibility Service requirement (no minimum
                       number Hours of Service can be required).

       (b)  THE ENTRY DATE SHALL BE THE FIRST DAY OF EACH MONTH.

       (c) DATE OF INITIAL PARTICIPATION - An Eligible Employee shall become a Participant on the Entry Date immediately following the date the Eligible Employee attains age 21 and completes the service requirement in Subsection 1.04(a), if any, except (check one):

            (1)  /X/   no exceptions

            (2)  / /   Eligible Employees employed on the Effective Date in
                       Subsection 1.01(g) shall become Participants on that date.

            (3)  / /   Eligible Employees who are age 21 and meet the service
                       requirement of Subsection 1.04(a) on the Effective Date in Subsection 1.01(g) shall become Participants on that date.

1.05   COMPENSATION

       COMPENSATION FOR PURPOSES OF DETERMINING CONTRIBUTIONS SHALL BE AS DEFINED IN SECTION 5.02. CONTRIBUTIONS FOR THE PLAN YEAR IN WHICH AN EMPLOYEE FIRST BECOMES A PARTICIPANT SHALL BE DETERMINED BASED ON THE EMPLOYEE'S COMPENSATION FOR THE ENTIRE PLAN YEAR.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

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Plan Number:06359
1.06   TESTING RULES

       (a) ADP/ACP PRESENT TESTING METHOD - The testing method for purposes of applying the "ADP" and "ACP" tests described in Sections 6.03 and
            6.06 of the Plan shall be the (check one):

            (1)  /X/   CURRENT YEAR TESTING METHOD - The "ADP" or "ACP" of
                       Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly Compensated
                       Employees for the same Plan Year. (MUST CHOOSE IF OPTION
                       1.10(a), SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS, OR
                       OPTION 1.11(a), SAFE HARBOR FORMULA, WITH RESPECT TO
                       NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

            (2)  / /   PRIOR YEAR TESTING METHOD - The "ADP" or "ACP" of Highly
                       Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly Compensated Employees for the immediately preceding Plan Year. (DO NOT CHOOSE
                       IF OPTION 1.10(a), SAFE HARBOR MATCHING EMPLOYER
                       CONTRIBUTIONS, OR OPTION 1.11(a), SAFE HARBOR FORMULA,
                       WITH RESPECT TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS
                       CHECKED.)

       NOTE: Restrictions apply on elections to change testing methods that are made after the end of the GUST remedial amendment period.

       (b) FIRST YEAR TESTING METHOD - If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the "ADP" and/or "ACP" test for such first Plan Year shall be applied using the actual "ADP" and/or "ACP" of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

            (1)  / /   The "ADP" and/or "ACP" test for the first Plan Year that
                       the Plan permits Deferral Contributions or provides for Matching Employer Contributions shall be applied assuming a 3% "ADP" and/or "ACP" for Non-Highly Compensated
                       Employees. (DO NOT CHOOSE UNLESS PLAN USES PRIOR YEAR
                       TESTING METHOD DESCRIBED IN SUBSECTION 1.06(a)(2).)


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

                                        5
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Plan Number:06359
       (c) HCE DETERMINATIONS: TOP PAID GROUP ELECTION - All Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees, UNLESS TOP PAID GROUP ELECTION BELOW IS CHECKED.

            (1)  /X/   TOP PAID GROUP ELECTION - Employees with Compensation
                       exceeding $80,000 (as indexed) shall be considered Highly
                       Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

            NOTE: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(c)(1), such election must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year.

1.07   DEFERRAL CONTRIBUTIONS

       (a) DEFERRAL CONTRIBUTIONS - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 60% of Compensation for that period.

            NOTE: For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

            (1) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage as of the next Entry Date.

            (2) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until any subsequent Entry Date.

1.08   EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

       (a) / / EMPLOYEE CONTRIBUTIONS - Participants are not permitted to contribute amounts to the Plan on an after-tax basis but the Employer does maintain frozen Employee Contributions Accounts.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

                                        6
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Plan Number:06359
1.09   QUALIFIED NONELECTIVE CONTRIBUTIONS

       (a) QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS - The Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the "ADP" or "ACP" test. Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either (1) in the ratio which each Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participants' "testing compensation" for the Plan Year or (2) as a flat dollar amount.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

                                        7
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Plan Number:06359
1.10   MATCHING EMPLOYER CONTRIBUTIONS

       NOTE: An Employer may elect both Option (a) and Option (b) below.

       (a) / / SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS - Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and the "ACP" test.

       (b) /X/ QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS - The Employer may make a Qualified Matching Employer Contribution that shall be used to satisfy the "ADP" test on Deferral Contributions on behalf of each eligible Active Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each such Participant during the Contribution Period. The Board of Directors' Resolution (or Letter of Intent, if applicable) may limit the contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount. Notwithstanding the foregoing, if the Employer has elected to make Nonelective Employer Contributions or Matching Employer Contributions that are intended to meet the requirements for deemed satisfaction of the "ADP" test, Matching Employer Contributions made pursuant to this Section 1.10 (b) must meet the requirements of Section 6.10.

       (c) CONTRIBUTION PERIOD FOR MATCHING EMPLOYER CONTRIBUTIONS - The Contribution Period for purposes of calculating the amount of Matching Employer Contributions is:

            (1)  / /   each Plan Year.

            (2)  /X/   each payroll period.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

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Plan Number:06359
1.11   NONELECTIVE EMPLOYER CONTRIBUTIONS

       NOTE: An Employer may elect both the safe harbor formula and the discretionary formula described below. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately.

       (a) / / SAFE HARBOR FORMULA - Effective only with respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution specified in the Safe Harbor Nonelective Employer Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test and the "ACP" test is deemed satisfied. Please complete the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement.

       (b) /X/ DISCRETIONARY FORMULA - The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution on behalf of eligible Active Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active Participants in the ratio that each eligible Active Participant's Compensation bears to the total Compensation paid to all eligible Active Participants for the Plan Year.

            (1) CONTINUING ELIGIBILITY REQUIREMENT - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Subsection 1.11(b) if the Participant either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

                 NOTE: The last day and Hours of Service requirements in Subsection 1.11(b)(1) shall apply only to Nonelective Employer Contributions that are FUNDED by the Employer AFTER the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Subsection 1.11(b)(1).

                 (A)   / /   DEATH, DISABILITY, AND RETIREMENT EXCEPTION TO
                             ELIGIBILITY REQUIREMENTS - Active Participants who do not meet the last day and Hours of Service requirements under Subsection 1.11(b)(1) because they become disabled, as defined in Section 1.13, retire, as provided in Subsection 1.12(a) or (b), or die shall nevertheless receive an allocation of Nonelective Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

                                        9
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Plan Number:06359
1.12   RETIREMENT

       (a) THE NORMAL RETIREMENT AGE UNDER THE PLAN IS AGE 65 OR THE NORMAL RETIREMENT AGE SPECIFIED BELOW, IF EARLIER.

            (1)  / /   PROTECTED NORMAL RETIREMENT AGE - Check only if the Plan
                       was converted by plan amendment or received transfer contributions from another defined contribution plan and the normal retirement age under the defined contribution plan was less than age 65. Normal Retirement Age is:

                 (A)   / /   age ____ (specify between 55 and 64).

                 (B)   / /   later of age _______ (not to exceed 65) or the
                             ________ (not to exceed fifth) anniversary of the Participant's Employment Commencement Date.

       (b) / / PROTECTED EARLY RETIREMENT AGE - Check only if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and the defined contribution plan provided for an early retirement age. Early Retirement Age is the first day of the month after the Participant attains age (SPECIFY 55 OR GREATER) and completes ______ years of Vesting Service.

            NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach the Early Retirement Age specified in (b) shall be 100% vested in their Accounts under the Plan.

       (c) A PARTICIPANT WHO BECOMES DISABLED, AS DEFINED IN SECTION 1.13, IS ELIGIBLE FOR DISABILITY RETIREMENT. PARTICIPANTS WHO ARE EMPLOYED BY THE EMPLOYER OR A RELATED EMPLOYER ON THE DATE THEY BECOME DISABLED SHALL BE 100% VESTED IN THEIR ACCOUNTS UNDER THE PLAN.

1.13   DEFINITION OF DISABLED

       A PARTICIPANT IS DISABLED IF HE/SHE SATISFIES THE REQUIREMENTS FOR BENEFITS UNDER THE EMPLOYER'S LONG-TERM DISABILITY PLAN OR SATISFIES THE REQUIREMENTS FOR SOCIAL SECURITY DISABILITY BENEFITS OR IS DETERMINED TO BE DISABLED BY A PHYSICIAN APPROVED BY THE EMPLOYER.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

                                       10
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Plan Number:06359
1.14   VESTING

       A PARTICIPANT'S VESTED INTEREST IN NONELECTIVE EMPLOYER CONTRIBUTIONS, OTHER THAN SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTIONS ELECTED IN SUBSECTION 1.11(a), SHALL BE BASED UPON HIS YEARS OF VESTING SERVICE AND THE SCHEDULE SELECTED BELOW. (A PARTICIPANT'S VESTED INTEREST IN MATCHING EMPLOYER CONTRIBUTIONS SHALL ALWAYS BE 100%.)

       (a)  VESTING SCHEDULE (CHECK ONE):

            NOTE: The vesting schedule selected below applies only to Nonelective Employer Contributions, other than safe harbor contributions selected under Option 1.11(a). Safe harbor contributions under Option 1.11(a) are always 100% vested immediately.

            (1)  / /   N/A - No Nonelective Employer Contributions other than
                       safe harbor Nonelective Employer Contributions

            (2)  /X/   100% Vesting immediately

            (3)  / /   3 year cliff (see 3 below)

            (4)  / /   4 year graduated (see 4 below)

            (5)  / /   6 year graduated (see 5 below)

                      YEARS OF                        APPLICABLE
                   VESTING SERVICE                 VESTING SCHEDULE
                 ------------------------------------------------------
                                                3        4        5
                 ------------------------------------------------------

                  0                              0%       0%       0%

                  1                              0%      25%       0%

                  2                              0%      50%      20%

                  3                            100%      75%      40%

                  4                            100%     100%      60%

                  5                            100%     100%      80%

                  6 or more                    100%     100%     100%


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

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Plan Number:06359
1.15   PREDECESSOR EMPLOYER SERVICE

       / / SERVICE FOR PURPOSES OF ELIGIBILITY IN SUBSECTION 1.04(a) AND VESTING IN SUBSECTION 1.14(a) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING PREDECESSOR EMPLOYER(S):

1.16   PARTICIPANT LOANS

       PARTICIPANT LOANS (check one):

       (a) /X/ ARE ALLOWED IN ACCORDANCE WITH ARTICLE 9 AND LOAN PROCEDURES OUTLINED IN THE SERVICE AGREEMENT.

       (b)  / /  ARE NOT ALLOWED.

1.17   IN-SERVICE WITHDRAWALS

       PARTICIPANTS MAY MAKE WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT UNDER THE FOLLOWING CIRCUMSTANCES:

       (a) HARDSHIP WITHDRAWALS - Hardship withdrawals from a Participant's Deferral Contributions Account shall be allowed in accordance with
            Section 10.05, subject to a $500 minimum amount.

       (b) AGE 59 1/2 - Participants shall be entitled to receive a distribution of all or any portion of the vested portion of his Accounts upon attainment of age 59 1/2.

       (c) WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS - The Plan provides for in-service withdrawals of Rollover Contributions and/or Employee Contributions (as defined under
            Section 1.08) at any time.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

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Plan Number:06359
       (d) / / PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS-Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

            (1)  / /   an in-service withdrawal of vested employer contributions
                       maintained in a Participant's Account (check (A) and/or
                       (B)):

                 (A)   / /   for at least _____(24 or more) months.

                 (B)   / /   after the Participant has at least 60 months of
                             participation.

            (2)  / /   another in-service withdrawal option that is a "protected
                       benefit" under Code Section 411(d)(6). The other in-service withdrawal options available under the Plan are:

                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________
                       _________________________________________________________


1.18   FORM OF DISTRIBUTIONS

       SUBJECT TO SECTION 13.02 AND ARTICLE 14, DISTRIBUTIONS UNDER THE PLAN SHALL BE PAID AS (check the appropriate box(es)):

       (a) LUMP SUM PAYMENTS - Lump sum payments are always available under the Plan.

       (b) / / ELIMINATED FORMS OF PAYMENTS - Check if either (1) under the Plan terms prior to the Amendment Effective Date or (2) under the terms of another plan from which assets were transferred, benefits were payable in any other form that will cease to be offered after a specified date. Please complete Subsection (a) of the Forms of Payment Addendum describing the forms of payment previously available and the effective date of the elimination of the form(s) of payment.

       NOTE: The Plan will not accept assets attributable to amounts transferred directly or indirectly from any plan subject to the minimum funding requirements of Code Section 412.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

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Plan Number:06359
1.19   TIMING OF DISTRIBUTIONS

       DISTRIBUTION SHALL BE MADE TO AN ELIGIBLE PARTICIPANT FROM HIS VESTED INTEREST IN HIS ACCOUNT AS SOON AS REASONABLY PRACTICABLE FOLLOWING THE DATE THE PARTICIPANT'S APPLICATION FOR DISTRIBUTION IS RECEIVED BY THE ADMINISTRATOR, BUT IN NO EVENT LATER THAN HIS REQUIRED BEGINNING DATE, AS DEFINED IN SUBSECTION 2.01 (rr).

1.20   TOP HEAVY STATUS

       (a)  THE PLAN SHALL BE SUBJECT TO THE TOP-HEAVY PLAN REQUIREMENTS OF
            ARTICLE 15 (check one):

            (1)  / /   for each Plan Year, whether or not the Plan is a
                       "top-heavy plan" as defined in Subsection 15.01(f).

            (2)  /X/   for each Plan Year, if any, for which the Plan is a
                       "top-heavy plan" as defined in Subsection 15.01(f).

       (b) IN DETERMINING WHETHER THE PLAN IS A "TOP-HEAVY PLAN" FOR AN EMPLOYER WITH AT LEAST ONE DEFINED BENEFIT PLAN, THE FOLLOWING ASSUMPTIONS SHALL APPLY:

            (1)  / /   Interest rate:______ % per annum.

            (2)  / /   Mortality table:__________________________________.

       (c) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, EACH NON-KEY EMPLOYEE SHALL RECEIVE AN EMPLOYER CONTRIBUTION OF AT LEAST 3.0 (3,4,5, OR 7-1/2)% OF COMPENSATION FOR THE PLAN YEAR IN ACCORDANCE WITH SECTION 15.03. THE MINIMUM EMPLOYER CONTRIBUTION PROVIDED IN THIS SUBSECTION 1.20(c) SHALL BE MADE UNDER THIS PLAN ONLY IF THE PARTICIPANT IS NOT ENTITLED TO SUCH CONTRIBUTION UNDER ANOTHER QUALIFIED PLAN OF THE EMPLOYER, UNLESS THE EMPLOYER ELECTS OTHERWISE BELOW.

            (1)  / /   The minimum Employer Contribution shall be paid under
                       this Plan in any event.

            (2)  / /   Another method of satisfying the requirements of Code
                       Section 416. Please complete the 416 Contribution
                       Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a "top-heavy plan".

            NOTE: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.20(c) above to the extent provided in Section 15.03.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

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Plan Number:06359
       (d) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, AND SUBSECTION 1.14(a)(1) IS ELECTED, THE 6 YEAR GRADUATED VESTING SCHEDULE DESCRIBED IN SUBSECTION 1.14(a)(5) SHALL APPLY TO EMPLOYER CONTRIBUTIONS FOR SUCH PLAN YEAR AND EACH PLAN YEAR THEREAFTER.

1.21   CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION
       PLANS

       If the Employer maintains other defined contribution plans, annual additions to a Participant's Account shall be limited as provided in
       Section 6.12 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and complete the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

       (a)  / /  OTHER ORDER FOR LIMITING ANNUAL ADDITIONS

1.22   INVESTMENT CORRECTION

       Participant Accounts shall be invested in accordance with investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

1.23   RELIANCE ON OPINION LETTER

       An adopting Employer may rely on the opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to this Plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

       This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 09. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359
1.24   ELECTRONIC SIGNATURE AND RECORDS

       THIS ADOPTION AGREEMENT, AND ANY AMENDMENT THERETO, MAY BE EXECUTED OR AFFIRMED BY AN ELECTRONIC SIGNATURE OR ELECTRONIC RECORD PERMITTED UNDER APPLICABLE LAW OR REGULATION, PROVIDED THE TYPE OR METHOD OF ELECTRONIC SIGNATURE OR ELECTRONIC RECORD IS ACCEPTABLE TO THE TRUSTEE.

1.25   PROTOTYPE INFORMATION:

       Name of Prototype Sponsor:    Fidelity Management & Research Company
       Address of Prototype Sponsor: 82 Devonshire Street
                                     Boston, MA 02109

       Questions regarding this prototype document may be directed to the following telephone number: 1-800-343-9184.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _______ day of
_____________________________, __________.


                                 Employer:
                                           -------------------------------------
                                 By:
                                           -------------------------------------
                                 Title:
                                           -------------------------------------


                                 Employer:
                                           -------------------------------------
                                 By:
                                           -------------------------------------
                                 Title:
                                           -------------------------------------

Accepted by:

Fidelity Management Trust Company, as Trustee

By:                                                     Date:
       -------------------------------------                 -------------------
Title:
       -------------------------------------


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _______ day of
_____________________________, __________.


                                 Employer:
                                           -------------------------------------
                                 By:
                                           -------------------------------------
                                 Title:
                                           -------------------------------------


                                 Employer:
                                           -------------------------------------
                                 By:
                                           -------------------------------------
                                 Title:
                                           -------------------------------------

Accepted by:

Fidelity Management Trust Company, as Trustee

By:                                                     Date:
       -------------------------------------                 -------------------
Title:
       -------------------------------------


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                            AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

     Section Amended                 Page                    Effective Date
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this day of ____________________.


Employer:                                 Employer:
         --------------------------                --------------------------
By:                                       By:
         --------------------------                --------------------------
Title:                                    Title:
         --------------------------                --------------------------

Accepted by:

Fidelity Management Trust Company, as Trustee

By:                                                     Date:
       -------------------------------------                 -------------------
Title:
       -------------------------------------


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                    ADDENDUM
                           RE: SPECIAL EFFECTIVE DATES
                                       FOR

       PLAN NAME:  PRESBY CORP. EMPLOYEES SAVINGS PLAN

       (a) / / SPECIAL EFFECTIVE DATES FOR OTHER PROVISIONS - The following provisions (eg., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

                 _______________________________________________________________

       (b) / / PLAN MERGER EFFECTIVE DATES - The following plan(s) were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

            (1)  Name of merged plan:
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________

                 Effective date:___________________________


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

            (2)  Name of merged plan:
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________

                 Effective date:___________________________


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                    ADDENDUM
                 RE: SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION
                                       FOR

       PLAN NAME:  PRESBY CORP. EMPLOYEES SAVINGS PLAN

       (a)  SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION FORMULA

            NOTE: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

       (1) / / 100% of the first 3% of the Active Participant's Compensation contributed to the Plan and 50% of the next 2% of the Active Participant's Compensation contributed to the Plan.

            (A)  / /   Safe harbor Matching Employer Contributions shall not be
                       made on behalf of Highly Compensated Employees.

       (2)  / / Other Enhanced Match:

            _____% of the first _____% of the Active Participant's Compensation contributed to the plan,

            _____% of the next _____% of the Active Participant's Compensation contributed to the plan,

            _____% of the next _____% of the Active Participant's Compensation contributed to the plan,

            NOTE: The percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum and the Deferral Contributions matched cannot exceed 6% of a Participant's Compensation.

            (A)  / /   Safe Harbor Matching Employer Contributions shall not be
                       made on behalf of Highly Compensated Employees.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                    ADDENDUM
                RE: SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION
                                       FOR

       PLAN NAME:  PRESBY CORP. EMPLOYEES SAVINGS PLAN

       (a)  SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION ELECTION

            (1)  / /   For each Plan Year, the Employer shall contributed for
                       each eligible Active Participant an amount equal to ________% (NOT LESS THAN 3% NOR MORE THAN 15%) of such
                       Active Participant's Compensation.

            (2)  / /   The Employer may decide each Plan Year whether to amend
                       the Plan by electing and completing (A) below to provide for a contribution on behalf of each eligible Active
                       Participant in an amount equal to at least 3% of such Active Participant's Compensation.

                 NOTE: An Employer that has selected Subsection (a)(2) above must amend the Plan by electing (A) below and completing the Amendment Execution Page no later than 30 days prior to the end of each Plan Year for which safe harbor Nonelective Employer Contributions are being made.

                 (A)   / /   For the Plan Year beginning ______________, the
                             Employer shall contribute for each eligible Active
                             Participant an amount equal to % (not less than 3% nor more than 15%) of such Active Participant's
                             Compensation.

       NOTE: Safe harbor Nonelective Employer Contributions must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

       (b) / / Safe harbor Nonelective Employer Contributions shall NOT be made on behalf of Highly Compensated Employees.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                    ADDENDUM
                              RE: FORMS OF PAYMENT
                                       FOR

       PLAN NAME:  PRESBY CORP. EMPLOYEES SAVINGS PLAN

(a) The following forms of payment were previously available under the Plan but will be eliminated as of the date specified in subsection (4) below (check the applicable (box(es) and complete (4)):

       (1)  / /  INSTALLMENT PAYMENTS.

       (2)  / /  ANNUITIES.

            (A)  / /   The normal form of payment under the Plan was lump sum
                       and all optional annuity forms of payment are eliminated.
                       The eliminated forms of payment include the following:


                       _________________________________________________________
                       _________________________________________________________

            (B)  / /   The normal form of payment under the Plan was a life
                       annuity and all annuity forms of payment are eliminated.
                       (COMPLETE (i) AND (ii) AND, IF APPLICABLE, (iii).)

                       (i) The normal form for married Participants was a qualified joint and % (at least 50%) survivor annuity. The normal form for unmarried Participants was a single life annuity, unless a different form is specified below:

                             ___________________________________________________

                       (ii) The qualified preretirement survivor annuity provided to a Participant's spouse was purchase with ______% (AT LEAST 50%) of the Participant's Account.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                       (iii) The other annuity form(s) of payment previously
                             available under the Plan included the following:

                             ___________________________________________________
                             ___________________________________________________

       (3) / / OTHER NON-ANNUITY FORMS OF PAYMENT. All other non-annuity forms of payment that were previously available under the Plan are eliminated. The eliminated non-annuity forms of payment include the following:

                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________
                 _______________________________________________________________

       (4) The form(s) of payment described in this Subsection (a) will not be offered to Participants who have an Annuity Starting Date which occurs on or after (CANNOT BE EARLIER THAN SEPTEMBER 6, 2000). Notwithstanding the date entered above, the forms of payment described in this Subsection (a) will continue to be offered to Participants who have an Annuity Starting Date that occurs (1) within 90 days following the date the Employer provides affected Participants with a summary that satisfies the requirements of 29 CFR 2520.104b-3 and that notifies them of the elimination of the applicable form(s) of payment, but (2) no later than the first day of the second Plan Year following the Plan Year in which the amendment eliminating the applicable form(s) of payment is adopted.


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                    ADDENDUM
                               RE: 415 CORRECTION
                                       FOR

       PLAN NAME:  PRESBY CORP. EMPLOYEES SAVINGS PLAN

       (a) OTHER FORMULA FOR LIMITING ANNUAL ADDITIONS TO MEET 415 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 415, maintains any other qualified defined contribution plans or any "welfare benefit fund", "individual medical account", or "simplified medical account", annual additions to such plans shall be limited as follows to meet the requirement of Code Section 415:


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                    ADDENDUM
                              RE: 416 CONTRIBUTION
                                       FOR

       PLAN NAME:  PRESBY CORP. EMPLOYEES SAVINGS PLAN

       (a) OTHER METHOD OF SATISFYING THE REQUIREMENTS OF 416 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 416, maintains any other qualified defined contribution or defined benefit plans, the minimum benefit requirements of Code Section 416 shall be satisfied as follows:


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number:06359

                                SNAP OFF ADDENDUM
                     RE: EFFECTIVE DATES FOR GUST COMPLIANCE
                                       FOR

       PLAN NAME: PRESBY CORP. EMPLOYEES SAVINGS PLAN

       Notwithstanding any other provision of the Plan to the contrary, to comply with changes required by the Retirement Protection Act of 1994 ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA '97") and the Internal Revenue Service Restructuring and Reform Act of 1998 (collectively, "GUST"), the following provisions shall apply effective as of the dates set forth below:

       (a) THE FOLLOWING ELECTIONS WERE IN EFFECT FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1997 AND ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2):

            (1) HCE DETERMINATIONS HISTORY - The Plan was operated in accordance with the provisions of Subsections 1.06(a) and 2.01(y), unless otherwise provided below.

                 (A)   / /   HCE DETERMINATIONS: LOOK BACK YEAR ELECTIONS - For
                             the following Plan Year(s), the Plan was operated in accordance with a different look back year election as provided below:


                 (B)   / /   HCE DETERMINATIONS: TOP PAID GROUP ELECTIONS - For
                             the following Plan Year(s), the Plan was operated in accordance with a different top paid group election as provided below:


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number: 06359

            (2) ADP/ACP TESTING METHODS HISTORY - The Plan was operated using the testing method shown in Subsection 1.06(a), unless otherwise provided below.

                 (A)   / /   For the following Plan Years, the Plan was operated
                             in accordance with a different method as provided below:


            (3) FIRST YEAR TESTING METHOD - If in the first Plan Year that the Plan, other than a successor plan, permitted Deferral Contributions or provided for Matching Employer Contributions, occurred on or after January 1, 1997 but prior to the Effective Date specified in Subsection 1.01(g)(2), the "ADP" and/or "ACP" test for such first Plan Year was applied using the actual "ADP" and/or "ACP" of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

                 (A)   / /   The "ADP" and/or "ACP" test for the first Plan Year
                             that the Plan permitted Deferral Contributions or provided for either Employee or Matching
                             Employer Contributions was applied assuming a 3%
                             "ADP" and/or "ACP" for Non-Highly Compensated
                             Employees.

       (b) THE FOLLOWING PROVISIONS ARE EFFECTIVE AS OF THE FOLLOWING DATES, EXCEPT AS OTHERWISE PROVIDED IN THE APPLICABLE SUBSECTION(S) (A):

            (1) The definition of "Required Beginning Date" in Subsection 2.01(rr) is effective January 1, 1997.

                 (A)   / /   Later effective date applicable to the definition
                             of Required Beginning Date in Subsection 2.01(rr):
                             ___________ (CANNOT BE LATER THAN THE JANUARY 1
                             FOLLOWING THE DATE SPECIFIED IN SUBSECTION
                             1.01(g)(2)).

            (2) The elimination of all family aggregation rules is effective for Plan Years beginning on or after January 1, 1997.

                 (A)   / /   Later effective date applicable to elimination of
                             family aggregation rules: __________ (CANNOT BE
                             LATER THAN THE FIRST DAY OF THE PLAN YEAR IN WHICH
                             THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2)
                             OCCURS).

e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2001 FMR Corp.
                              All Rights Reserved.

Plan Number: 06359

            (3) The inclusion in Compensation for purposes of Code Section 415 of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 125, 402(e)(3), 402(h), or 403(b), as provided in Subsection 6.12(d), is effective for Limitation Years beginning on or after January 1, 1998.

                 (A)   / /   Later effective date applies to modification of
                             definition of Compensation for Code Section 415 purposes: __________ (CANNOT BE LATER THAN THE
                             FIRST DAY OF THE LIMITATION YEAR IN WHICH THE DATE
                             SPECIFIED IN SUBSECTION 1.01(g)(2) OCCURS).

            (4) The increase in the cash out limitation from $3,500 to $5,000 is effective the first day of the first Plan Year beginning after August 5, 1997.

                 (A)   / /   Later effective date applies to increase in cash
                             out limitation: (CANNOT BE LATER THAN THE DATE
                             SPECIFIED IN SUBSECTION 1.01(g)(2)).

            (5) The elimination of the "look back" requirement for mandatory cashouts with respect to Participants whose Accounts are not subject to the requirements of Section 14.04 shall be effective with respect to distributions made on or after March 22, 1999.

                 (A)   / /   Later effective date applies to elimination of look
                             back requirement for mandatory cashouts:
                             ___________ (CANNOT BE LATER THAN THE DATE
                             SPECIFIED IN SUBSECTION 1.01(g)(2)).

            (6) The exclusion from the definition of "eligible rollover distribution" in Subsection 13.04(c) of hardship withdrawals of Deferral Contributions made in accordance with the provisions of Section 10.05 is effective for distributions made on or after January 1, 1999.

                 (A)   / /   Later effective date applies to the rollover
                             treatment of hardship withdrawals of Deferral
                             Contributions: __________ (CANNOT BE LATER THAN THE
                             EARLIER OF JANUARY 1, 2000 OR THE DATE SPECIFIED IN
                             SUBSECTION 1.01(g)(2)).

e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number: 06359

       (c)  THE FOLLOWING PROVISIONS ARE EFFECTIVE AS OF THE FOLLOWING DATES:

            (1) The inclusion in Compensation of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Section 132(f)(4) (the "132(f) Amendment"), as provided in Subsections 2.01(s) and 2.01(z), Sections 5.02 and 15.03 is effective for Plan Years beginning on or after January 1, 2001, or, if earlier, the first day of the Plan Year in which the Plan has been operated in accordance with the 132(f) Amendment, but in no case earlier than the first Plan Year beginning on or after January 1, 1998.

                 The 132(f) Amendment, as provided in Subsection 6.12(d) is effective for Limitation Years beginning on or after January 1, 2001, or, if earlier, the first day of the Limitation Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Limitation Year beginning on or after January 1, 1998.

            (2) The definition of "Highly Compensated Employee" in Subsection 2.01(y) is effective for Plan Years beginning on or after January 1, 1997.

            (3) The definition of "Leased Employee" in Subsection 2.01(bb) is effective for Plan Years beginning on or after January 1, 1997.

            (4) The change in the "maximum permissible amount", as defined in Subsection 6.01(r), to $30,000 adjusted for cost of living increases, is effective for Limitation Years beginning on or after January 1, 1995.

            (5) The rules for applying the "ADP" test, described in Section 6.03, and the "ACP" test, described in Section 6.06 are effective for Plan Years beginning on or after January 1, 1997.

            (6) The rules for allocating and distributing "excess contributions", as provided in Section 6.04, and the rules for allocation, distribution and forfeiture of "excess aggregate contributions", as provided in Section 6.07 are effective for Plan Years beginning on or after January 1, 1997.

            (7) The 4% limitation on discretionary matching employer contributions in the event the Plan is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test (and, if applicable, the "ACP" test) is deemed satisfied is effective only for Plan Years beginning on or after January 1, 2000.

            (8) The provisions of Section 18.03, regarding the Code Section 401(a)(13)(C) and (D) exceptions to the nonalienability of benefits rules, apply to judgments, orders, and decrees issued and settlement agreements entered into on or after August 5, 1997.
e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number: 06359

            (9) The provisions of Section 18.06, regarding veterans reemployment rights, are effective December 12, 1994.

       (d) FOR PLAN YEARS ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2), THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT THAT ARE RELATED TO GUST SHALL APPLY IN ACCORDANCE WITH THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT, EXCEPT AS OTHERWISE PROVIDED BELOW:


       (e) FOR PLAN YEARS ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2), THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT THAT ARE RELATED TO GUST SHALL APPLY TO ALL PLANS MERGED INTO THE PLAN DURING THE PERIOD COVERED BY THIS ADDENDUM EXCEPT TO THE EXTENT ANY SUCH MERGED PLAN IS AMENDED TO PROVIDE OTHERWISE OR AS PROVIDED
            BELOW:


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number: 06359

                     e401k(SM) (PROFIT SHARING/401(K) PLAN)

                         ADDENDUM TO ADOPTION AGREEMENT

                       FIDELITY BASIC PLAN DOCUMENT NO. 09

          RE: ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001
                            ("EGTRRA") AMENDMENTS FOR

PLAN NAME: PRESBY CORP. EMPLOYEES SAVINGS PLAN

PREAMBLE
ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

SUPERSESSION OF INCONSISTENT PROVISIONS. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

(a) CATCH-UP CONTRIBUTIONS. The Employer must select either (1) or (2) below to indicate whether eligible Participants age 50 or older by the end of a calendar year will be permitted to make catch-up contributions to the Plan, as described in Section 5.03(b)(1):

       (1) /X/ Catch-up contributions shall apply effective January 1, 2002, unless a later effective date is specified herein.

       (2)  / /  Catch-up contributions shall NOT apply.

       NOTE: The Employer must NOT select (a)(1) above unless all plans of all employers treated, with the Employer, as a single employer under subsections (b), (c), (m), or (o) of Code Section 414 also permit catch up contributions (except a plan maintained by the Employer that is qualified under Puerto Rico law), as provided in Code Section 414(v)(4) and IRS guidance issued thereunder. The effective date applicable to catch-up contributions must likewise be consistent among all plans described immediately above, to the extent required in Code Section 414(v)(4) and IRS guidance issued thereunder.

(b) PLAN LIMIT ON ELECTIVE DEFERRAL FOR PLANS PERMITTING CATCH-UP CONTRIBUTIONS. This Section (b) is inapplicable if the Plan converted to this Fidelity document from any other document effective after April 1, 2002.

       For Plans that permit catch-up contributions beginning on or before April 1, 2002, pursuant to (a)(1) above, the 60% Plan Limit described in
       Section 5.03(b)(2) shall apply beginning April 1, 2002, unless (b)(1) or
       (b)(2) is selected below. For Plans that permit catch up contributions beginning after April 1, 2002, pursuant to (a)(1) above, the Plan Limit set out in Section 1.07(a) shall continue to apply unless and until the Employer's election in (b)(2) below, if any, provides for a change in the Plan Limit.

       (1) / / The Plan Limit set out in Section 1.07(a) shall continue to apply on and after April 1, 2002.
       (2) / / The Plan Limit set out in Section 1.07(a)(1) shall continue to apply until __________ (cannot be before April 1, 2002), and the Plan Limit after that date shall be ___% of Compensation each payroll period.

e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number: 06359

(c) APPLICATION OF THE SAME DESK RULE. The Employer must mark the box below only if the Employer wants to discontinue the application of the same desk rule set forth in Section 12.01(a).

       / / Effective for distributions from the Plan after December 31, 2001, or such later date as specified herein __, a Participant's elective deferrals, qualified nonelective contributions and qualified matching contributions, if applicable, and earnings attributable to such amounts shall be distributable, upon a severance from employment as described in Section 12.01(b), effective only for severances occurring after _____ (or, if no date is entered, regardless of when the severance occurred).

e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number: 06359

                               AMENDMENT EXECUTION
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _______day of ___________, ______.


EMPLOYER :                                  EMPLOYER:
          -------------------------                  ------------------------

By:                                         By:
        ---------------------------                --------------------------

Title:                                      Title:
        ---------------------------                --------------------------


ACCEPTED BY: Fidelity Management Trust Company, as Trustee

By:                                         Date:
        ---------------------------                --------------------------

Title :
        ---------------------------


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

Plan Number: 06359

                               AMENDMENT EXECUTION
                                (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _______day of ___________, ______.


EMPLOYER :                                  EMPLOYER:
          -------------------------                  ------------------------

By:                                         By:
        ---------------------------                --------------------------

Title:                                      Title:
        ---------------------------                --------------------------


ACCEPTED BY: Fidelity Management Trust Company, as Trustee

By:                                         Date:
        ---------------------------                --------------------------

Title :
        ---------------------------


e401k(SM)                                                        Non-Std PS Plan
                                                                        01/22/02
                               (C) 2002 FMR Corp.
                              All Rights Reserved.

                         [FIDELITY INVESTMENTS(SM) LOGO]

                       PRESBY CORP. EMPLOYEES SAVINGS PLAN

                                       THE
                                    e401k(SM)
                           PROFIT SHARING/401(K) PLAN
                                SERVICE AGREEMENT


06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2002 Fidelity Management & Research Company

                       SERVICE AGREEMENT TABLE OF CONTENTS

ARTICLE I      INITIAL YEAR SET UP AND ANNUAL FEES
               The initial year and annual fees are the fees for the
               implementation and basic servicing of the Employer's Plan.
               CONDITIONAL SERVICE FEES
               The Conditional Service Fees are fees that apply only if the conditional services are selected.
ARTICLE II     TERMS AND CONDITIONS
               The Plan is subject to the terms and conditions of this Article.
               ADDITIONAL INFORMATION
               The Billing and Additional information assists in the
               implementation and servicing of the Employer's Plan.
               SPECIMEN SIGNATURES
               The specimen signers provide instructions.
               INVESTMENT LITERATURE CONTACT
               The investment literature contact receives the investment
               literature.
               EXECUTION PAGES
               These pages execute the Service Agreement.
APPENDIX A     PLAN INVESTMENT OPTIONS
               This appendix lists the investments the Employer has chosen to make available for the Plan.
APPENDIX B     ENROLLMENT AND EDUCATION SERVICES
               This appendix describes the enrollment and education services for the Employers Plan.
APPENDIX C     CONTRIBUTION PROCESSING
               This appendix describes the contribution processing services for the Employer's Plan.
APPENDIX D     LOANS AND WITHDRAWALS
               This appendix describes the loan and withdrawal services for the
               Employer's Plan.
APPENDIX E     COMPLIANCE SERVICES
               This appendix describes the nondiscrimination testing and Form
               5500 services for the Employer's Plan.
APPENDIX F     MISCELLANEOUS

               The Fidelity e401k(SM) Profit Sharing/401 (k) Plan

This Agreement is between Fidelity Management Trust Company ("Fidelity") and Presby Corp. (the "Employer"), who maintains the Plan designated below.

PLAN NAME:                                  Presby Corp. Employees Savings Plan
                                            ------------------------------------
IMPLEMENTATION TYPE:                        Startup
                                            ------------------------------------
IMPLEMENTATION DATE                         11/04/2002
(OF FIDELITY e401k(SM) PROFIT /401(k)
PLAN):
                                            ------------------------------------
EFFECTIVE DATE:                             11/04/2002
                                            ------------------------------------

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                                 ARTICLE I. FEES

                                   BASIC FEES
     The initial year and annual fees described below are the fees for the implementation and basic servicing of the Employer's Plan.

INITIAL YEAR SET UP FEES

     SET UP FEE:                                                         $   750
     Paid by Employer

ANNUAL FEES

     RECORDKEEPING AND TRUSTEE FEE:                                      $ 1,750
     Paid by Employer

     PLUS                                                        $20/PARTICIPANT
     Paid by EMPLOYER

     NONDISCRIMINATION TESTING SERVICES:
     NOT SELECTED

     FORM 5500 SERVICE:
     NOT SELECTED

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                            CONDITIONAL SERVICE FEES
The loan and miscellaneous fees described below are fees that apply only if the conditional services are selected.

LOAN FEES

     PARTICIPANT LOAN SET UP                                        $75 PER LOAN
     Paid by PARTICIPANT

MISCELLANEOUS FEES

     MISCELLANCOUS DISTRIBUTION FEE:                $25/PARTICIPANT/DISTRIBUTION
     Paid by EMPLOYER
     Refund of Participant excess deferrals,
       contributions, or annual additions

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                        ARTICLE II. TERMS AND CONDITIONS

This Agreement is subject to the following terms and conditions:

1. SERVICES: Fidelity shall have the responsibility to perform only those services set forth in this Agreement, including any Appendices to this Agreement. All other matters relating to the Plan shall be the responsibility of the Employer and the Plan Administrator. The Employer acknowledges that Fidelity does not provide legal or tax advice and that the Employer must obtain its own legal and tax counsel for advice on the plan design appropriate for its specific situation and on legal and tax issues pertaining to the administration of the Plan. The Employer acknowledges that the primary method of communicating and conducting transactions for the Plan shall be through internet applications. The Employer's computer system must meet certain minimum specifications to enable this service. Participant communications and transactions shall be conducted primarily through the NetBenefits(SM) website ("NetBenefits(SM)") or any other application subsequently utilized. A Participant must have access to a computer system that meets certain minimum specifications to utilize NetBenefits(SM). To the extent NetBenefits(SM) is unavailable to a Participant for purposes of certain transactions, the Employer is responsible for conducting such transactions in accordance with other procedures specified by Fidelity.

2. DOCUMENTS: The Employer must use the Fidelity e401k(SM) Profit Sharing/ 401(k) Plan ('e401k') Prototype Basic Plan Document, corresponding
     Adoption Agreement, and Service Agreement. The Service Agreement includes any Appendices or Amendments, which are expressly made part of the Service Agreement. The Employer may not add, delete, or modify the documents in any way without the written consent of Fidelity. The Employer shall be responsible for completing and executing the Adoption Agreement, Standardized or Non-Standardized. Fidelity as the Prototype Plan Sponsor is responsible for updating and amending the Prototype plan document and may not provide legal advice to the Employer on the completion and execution of the documents. The Employer may only rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under section 401 of the Internal Revenue Code to the extent provided for by the Internal Revenue Service (IRS). The Employer is responsible for filing a request with the appropriate IRS office to obtain an individual determination letter for the Plan and for paying associated IRS user fees.

3. RELATED EMPLOYERS: The Employer is responsible for determining if the Employer is a member of a controlled group of businesses or an affiliated service group, as those terms are defined by the Internal Revenue Code, and for notifying Fidelity in writing of its determination. Fidelity is under no obligation to verify the Employer's determination. Only members of the Employer's controlled group or affiliated service group may participate in the Plan. If the Standardized Adoption Agreement is adopted by the Employer, all members of its controlled group or affiliated service group MUST be included in the plan. Failure to do so may result in disqualification of the Plan by the Internal Revenue Service. If the Non-Standardized Adoption Agreement is adopted by the Employer, group members that participate in the Plan must be listed as Related Employers in the Adoption Agreement. All employees of group members must be considered for the coverage and contribution requirements of the Plan and of any plan of a group member. If the Employer's controlled group or affiliated service group status changes after initial retention of Fidelity, the Employer must provide timely written notification to Fidelity and take other appropriate action to include, exclude, or remove group members or former group members from the Plan.

4. CONVERSION METHOD/TRANSITION PERIOD: An existing Employer plan converting to Fidelity shall be subject to transition period to facilitate the movement of Participant records and Plan assets from the prior recordkeeper and/or trustee to a Fidelity. The responsibilities of the Parties, the procedures for the conversion, and the duration of the transition period are dependent upon the conversion method(s) selected by the Employer in the separate Conversion Strategy Agreement and are subject to the conditions and limitations contained therein.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2002 Fidelity Management & Research Company

5. INVESTMENTS: Fidelity shall have no discretion or authority with respect to the investment of the Plan assets but shall act solely as a directed trustee of the contributed funds. All Plan assets must be invested in the Permissible Investments identified in Appendix A and are subject to the terms and conditions contained therein.

     Forfeitures held by the Plan prior to application and contributions received by Fidelity as to which investment instructions have not been provided shall be invested in the Permissible Investment selected by the Employer for such purposes or, absent Employer selection, in the most conservative Permissible Investment designated in Appendix A, until investment instructions have been received by Fidelity.

6. EMPLOYER INVESTMENT DIRECTION: Except to the extent necessary to facilitate an amendment to the available investment options in Appendix A, or unless otherwise provided in the e401k Basic Plan Document, Adoption Agreement, Conversion Strategy Agreement or any Appendix attached to this Agreement, Employers shall not be allowed to direct the investments of Participant accounts.

7. INVESTMENT DIRECTIONS BY PARTICIPANTS: Each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and future contributions among Permissible Investments through Fidelity's internet exchange system, except as otherwise provided in the Plan and this Agreement, including any Appendices. The frequency of changes in investments shall be determined under the rules applicable to the Permissible Investments. Except as otherwise provided in this Agreement, including any Appendices, a proper exchange request received by Fidelity prior to the closing of the New York Stock Exchange shall be effective on that day. The Employer hereby directs Fidelity to act upon such directions without questioning the authenticity of the direction other than as provided in this section. A Participant shall be required to provided his/her Social Security Number and personal identification number. Only authorized Plan contacts and the Participant shall have access to a Participant's account.

8. RELIANCE AND INDEMNIFICATION: Fidelity may rely upon and act upon any writing or any other medium acceptable to Fidelity, including but not limited to electronic medium, from any person authorized by the Employer to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written or electronic order from the Employer or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. Fidelity need not inquire as to the basis in fact of any statement in writing received from the Employer. Fidelity shall be entitled to reasonably rely upon the information provided by the Employer in performance of its duties hereunder. Unless resulting from Fidelity's negligence or willful misconduct, the Employer shall indemnify and save harmless Fidelity from any and all liabilities and expenses, including without limitation, reasonable attorney's fees incurred or required to be paid by Fidelity in connection with the Plan.

     Notwithstanding anything in this Agreement to the contrary and subject to the provisions of the attached Appendices to this Agreement, (i) any direction, notice or other communication provided to the Employer or Fidelity by another party required to be in writing by the Plan or this Service Agreement, (ii) any service provided under this Agreement requiring or utilizing written information, or (iii) any written communication or disclosure to Participants required by the Plan or this Service Agreement may be provided through any medium that is permitted under applicable law or regulation and, to the extent so allowed, will no longer require any writing to which reference is made in this Agreement.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2002 Fidelity Management & Research Company

9. FEES: As consideration for its services, under this Agreement, Fidelity shall be entitled to the fees in accordance with Article I, this Article II, and any Appendices or amendments to this Agreement. Fees shall be billed to the Employer or charged to Participant accounts as indicated. The Employer is responsible for determining whether any fees paid from Plan assets are reasonable expenses of administering the Plan as required by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Fees charged to Participant accounts shall be charged as a flat dollar amount to all Participants unless otherwise indicated or directed by the Employer. A reasonable additional fee shall be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or its payroll vendor. Fidelity shall be entitled to reasonable compensation for its extraordinary costs and expenses incurred in either the termination of this Agreement or a change in the Implementation date of this Agreement. In the event the Employer terminates this Contract before the second anniversary of the Implementation Date, Fidelity reserves the right to charge a termination fee equal to the Annual Service Fees specified in
     Article I determined as of the date of termination.

     The Implementation Services fees in Article I shall be billed with the initial invoice generated by Fidelity. The Trustee and Administrative Services fees in Article I shall become effective as of the Implementation Date. Except as otherwise indicated, all other fees under this Agreement, including any Appendices, shall become effective as of the Implementation Date. Unless otherwise indicated, all Fidelity fees under this Agreement, including any Appendices, shall be billed in arrears to the Employer or Participants, as applicable, on a quarterly basis during the twelve-month annual billing cycle. An Employee is treated as a Participant for purposes of the annual per-participant Administrative Services fee if he/she has an account balance on any day in the twelve-month annual billing cycle. If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity's invoice, the fees shall be paid from available Plan forfeitures or shall be charged against the respective accounts of all Participants in such reasonable manner as the Trustee may determine.

     Fidelity may charge a separate Conversion Fee if the Employer acquires another Company and merges the acquired Company's plan with its Plan or receives additional assets for its Plan. The Conversion Fee shall be determined after the relevant information has been received by Fidelity, and it shall be communicated to the Employer prior to the conversion.

10. DURATION AND AMENDMENT: This Agreement shall remain in effect for the remainder of the current calendar year and shall thereafter be automatically extended for successive one-year terms. Either party, by sixty days prior written notice to the other, may terminate this Agreement. The receiving party may agree to a shorter notice period. Notwithstanding anything to the contrary in this Agreement, Fidelity may alter the provisions of this Agreement by giving the Employer written notice of the alteration in accordance with Section 8 hereof at least sixty days prior to the effective date of the change.

11. SERVICE PROVIDERS: Fidelity Management Trust Company is the non-discretionary Trustee of the Employer's Plan under the e401k(SM) Profit Sharing /401(k) Plan. Fidelity may use its affiliates in providing the services described in this Agreement.

12. CONSTRUCTION AND INTERPRETATION: This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. Unless defined herein or a different meaning is clearly required by the context, capitalized terms shall have the meanings set forth in the Plan.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2002 Fidelity Management & Research Company

                             ADDITIONAL INFORMATION

      The Billing and Additional information provided below assists in the implementation and servicing of the Employer's Plan.

     1.   ADDITIONAL INFORMATION

          PRIOR RECORDKEEPER: __________________________________________________

          Contact Name/Title/Telephone Number:

          ______________________________________________________________________
          Address:

          ______________________________________________________________________
                                            (Street)

          ______________________________________________________________________
                     (City)                 (State)                   (Zip Code)

          PRIOR TRUSTEE: _______________________________________________________

          Contact Name/Title/Telephone Number:

          ______________________________________________________________________
          Address:

          ______________________________________________________________________
                                            (Street)

          ______________________________________________________________________
                     (City)                 (State)                   (Zip Code)

          PRIOR CUSTODIAN: _____________________________________________________
          (IF NOT TRUSTEE)

          Contact Name/Title/Telephone Number:

          ______________________________________________________________________
          Address:

          ______________________________________________________________________
                                            (Street)

          ______________________________________________________________________
                     (City)                 (State)                   (Zip Code)

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2002 Fidelity Management & Research Company

                               SPECIMEN SIGNATURES

At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding the e401k(SM) Profit Sharing/401(k) Plan account. Only the following person(s) designated below is/are authorized to advise Fidelity on all plan administrative matters:

NAME & TITLE                                        SPECIMEN SIGNATURE

Mark Cox
----------------------------------------            ----------------------------

CFO
----------------------------------------

----------------------------------------            ----------------------------

----------------------------------------

----------------------------------------            ----------------------------

----------------------------------------

----------------------------------------            ----------------------------

----------------------------------------

PROCEDURE FOR CHANGING SPECIMEN SIGNATURES:

The specimen signatures can be changed by the Employer at any time. To add a new authorized signer or delete an existing authorized signer, the Employer must complete the Specimen Signature Amendment form supplied Fidelity. The Employer must provide any change at least ten business days prior to the date the change shall become effective.

                          INVESTMENT LITERATURE CONTACT

The Administrator designated in the Plan is the Named Fiduciary of the Plan. The individual designated below shall receive on behalf of the Named Fiduciary prospectuses and annual and semi-annual reports pertaining to the Permissible Investment options of the Plan.


________________________________________________________________________________
(Name)

________________________________________________________________________________
(Title)

________________________________________________________________________________
(Address Line 1)

________________________________________________________________________________
(Address Line 2)

________________________________________________________________________________
(City)                                  (State)              (Zip)

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                        EXECUTION PAGE (EMPLOYER'S COPY)

This execution page will be for your records. Please return both the Employer's and Fidelity's copies (next page). Fidelity will supply the Employer an original copy once executed by Fidelity.

This Agreement shall be effective upon execution by the both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

                                                         ORIGINAL
     SERVICE AGREEMENT                                 EFFECTIVE DATE         REVISION DATE(S)
     -----------------                                 --------------         ----------------
     Article I - Fees
     Article II - Terms and Conditions
     Appendix A - Plan Investment Options
     Appendix B - Enrollment and Education Services
     Appendix C - Contribution Processing
     Appendix D - Loans and Withdrawals
     Appendix E - Compliance Services
     Appendix F - Miscellaneous

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

EMPLOYER:                                           EMPLOYER:

-----------------------------------                 ----------------------------
(Signature)                                         (Signature)

-----------------------------------                 ----------------------------
(Print Name)                                        (Print Name)

-----------------------------------                 ----------------------------
(Title)                                             (Title)

-----------------------------------                 ----------------------------
(Date)                                              (Date)

NOTE: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates multiple authorized signatures.

FIDELITY MANAGEMENT TRUST COMPANY:


-----------------------------------
(Signature)

-----------------------------------
(Print Name)

-----------------------------------
(Title)

-----------------------------------
(Date)


06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                        EXECUTION PAGE (FIDELITY'S COPY)

This execution page will be for Fidelity's records. Please send both Fidelity's and the Employer's copies (previous page). Fidelity will supply the Employer an original copy once executed by Fidelity.

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

                                                         ORIGINAL
     SERVICE AGREEMENT                                 EFFECTIVE DATE         REVISION DATE(S)
     -----------------                                 --------------         ----------------
     Article I - Fees
     Article II - Terms and Conditions
     Appendix A - Plan Investment Options
     Appendix B - Enrollment and Education Services
     Appendix C - Contribution Processing
     Appendix D - Loans and Withdrawals
     Appendix E - Compliance Services
     Appendix F - Miscellaneous

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

EMPLOYER:                                           EMPLOYER:

-----------------------------------                 ----------------------------
(Signature)                                         (Signature)

-----------------------------------                 ----------------------------
(Print Name)                                        (Print Name)

-----------------------------------                 ----------------------------
(Title)                                             (Title)

-----------------------------------                 ----------------------------
(Date)                                              (Date)

NOTE: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates multiple authorized signatures.

FIDELITY MANAGEMENT TRUST COMPANY:


-----------------------------------
(Signature)

-----------------------------------
(Print Name)

-----------------------------------
(Title)

-----------------------------------
(Date)

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                      APPENDIX A - PLAN INVESTMENT OPTIONS

    This appendix lists the fund name and fund number of the Plan investment options.

Participant Accounts under the Trust shall be invested among the Permissible investment options listed below pursuant to Participant and/or Employer directions and pursuant to the conditions and limitations contained in this Appendix A. Unless specifically indicated otherwise within this Appendix A, Appendix F, or an amendment to this Agreement, purchases, sales and exchanges of each Permissible Investment option are controlled by that Permissible Investment's prospectus or other governing document(s).

                                e401k FUND LINEUP

          Fidelity Fund Name                             Fund Number
          ------------------                             -----------
          Fidelity Retirement Money Market Portfolio        0630
          Fidelity Intermediate Bond Fund                   0032
          Fidelity Investment Grade Bond Fund               0026
          Fidelity Puritan(R) Fund                          0004
          Fidelity Equity-Income Fund                       0023
          Fidelity Equity-Income II Fund                    0319
          Fidelity Fund                                     0003
          Fidelity Dividend Growth Fund                     0330
          Fidelity Blue Chip Growth Fund                    0312
          Fidelity Growth Company Fund                      0025
          Fidelity Large Cap Stock Fund                     0338
          Fidelity Mid-Cap Stock Fund                       0337
          Fidelity Value Fund                               0039
          Fidelity Aggressive Growth Fund                   0324
          Fidelity Low-Priced Stock Fund                    0316
          Fidelity OTC Portfolio                            0093
          Fidelity Fifty                                    0500
          Fidelity Diversified International Fund           0325
          Fidelity Overseas Fund                            0094
          Spartan(R) Total Market Index Fund                0397
          Fidelity Freedom 2000 Fund(R)                     0370
          Fidelity Freedom 2010 Fund(R)                     0371
          Fidelity Freedom 2020 Fund(R)                     0372
          Fidelity Freedom 2030 Fund(R)                     0373
          Fidelity Freedom Income Fund(R)                   0369

The Employer may not add to or delete from the funds present in the e401k Fund Lineup. The Employer understands that a choice can be made at any time to change from using the e401k Plan and its Fund Lineup to another Fidelity plan. The Employer agrees that any change of Fidelity plan platform will be effective as soon as administratively feasible for Fidelity (after the Employer and Fidelity have executed all appropriate documentation to reflect such change) and that the Employer will communicate to participants the date and consequences of such change. The Employer hereby directs Fidelity to add or remove as Permissible Investments for the Plan those funds being added to or removed from the e401k Fund Lineup. Fidelity shall always give the Employer at least 90 days notice in advance of the date that funds available through the e401k Fund Lineup will change and the Employer has until 30 days before the date of such change to direct Fidelity to change Fidelity plan platform for the Plan to avoid the application of the fund change. In addition, the Plan is intended to constitute a plan described in ERISA Section 404(c) and regulations issued thereunder. The Employer hereby acknowledges that it is solely responsible for the selection and monitoring of the Permissible Investments under the Plan.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                  APPENDIX B-ENROLLMENT AND EDUCATION SERVICES

This appendix describes the enrollment and education services for the Employer's
                                     Plan.

Fidelity shall provide Enrollment and Education Services as provided in Article I and as outlined in this Appendix B.

1.   ENROLLMENT AND EDUCATIONAL SERVICES

  a. Plan Participants will be provided access to Fidelity Portfolio Planner(SM), an internet-based educational service for Participants that generates target asset allocations and recommended model portfolios customized to investment options in the Plan based on methodology provided by Strategic Advisors, Inc., an affiliate of Fidelity. The Employer acknowledges that it has received the ADV Part II for Strategic Advisors, Inc. more than 48 hours prior to executing this Appendix.

  b. The Employer will provide Fidelity with accurate and complete data on a timely basis in accordance with specifications provided by Fidelity. Employee data on all potentially Eligible Employees must be provided to Fidelity prior to each such employee's eligibility date. For plans converting to Fidelity all Eligible Employee information must be entered prior to the implementation of the plan. Fidelity will not be responsible for any losses and / or expenses that arise due to the submission of incorrect or incomplete data, or data transmitted to Fidelity in an improper format.

  c. Using the information provided by the Employer, Fidelity will provide an estimate of the initial eligible entry date for Employees based on Plan design and assumed achievement of some Plan eligibility variables. Fidelity does not represent, warrant, guarantee or certify that such estimates are accurate. The Employer agrees that Fidelity has no responsibility for any such estimates. The Employer agrees to verify the accuracy of such estimates and to notify Fidelity of the correct eligibility date if such estimates are incorrect.

  d. The Employer hereby authorizes Fidelity to use the eligibility dates on record for performing certain Nondiscrimination Tests as outlined in Appendix E and indemnifies Fidelity for any inaccurate results that may result from the use of such estimates.

  e. Plan Participants will be provided educational and informational materials about integrated Fidelity investment opportunities through the Fidelity Employee Investment Services program.

  f. Fidelity will provide statements to participants exclusively through Automated Channels (Net Benefits(SM) or any other service subsequently employed by Fidelity to facilitate electronic plan administration).

2.   AUTO ENROLLMENTS

     Fidelity shall provide Automated Enrollments in accordance with and subject to the terms and conditions of this Section:

  a. The Employer shall provide Fidelity with the appropriate Participant data in an acceptable format prior to the date Employees become eligible to participate in the Plan, or if converting to Fidelity, prior to the implementation of the plan. Failure to provide timely, complete, and accurate data shall delay Participants' ability to make investment elections.

  b. The Employer shall be responsible for notifying Participants of the eligibility requirements and enrollment procedures for the Plan.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

             APPENDIX B- ENROLLMENT AND EDUCATION SERVICES (CONT..)
This appendix describes the enrollment and education services for the Employer's
                                      Plan.

  c. Participants shall be eligible to communicate their initial investment elections and contribution elections by NetBenefits(SM) (or any other service subsequently employed by Fidelity to facilitate electronic plan administration) virtually 24 hours a day. Participants shall direct the investment of their future contributions. Investment elections shall not apply to employees making rollover contributions as they must complete a Rollover Contribution Form to indicate their investment elections.

  d. Participants who fail to use NetBenefits(SM) to establish their investment elections shall have their future contributions invested in the default investment option. For Participants who fail to use NetBenefits(SM) to establish their contribution election(s) within the required time period, contributions to their account will be invested pursuant to Article II section 5 of this Service Agreement.

  e. If the Plan is an existing Plan converted to Fidelity, the initial statement provided by Fidelity to Participants shall reflect the Participant's conversion account balance as provided to Fidelity from the prior recordkeeper and the applicable earnings allocated to their account during the conversion process. Each statement shall contain the following message: Your conversion account balance and future contributions have been invested based on your investment elections (s) provided to Fidelity through NetBenefits(SM). If you failed to contact Fidelity during the enrollment period, then your conversion account balance was invested in the Plan's default investment option.

  f. Fidelity shall provide the Employer with a report identifying Participants who requested contribution election changes on a monthly or less frequent basis.

     Fidelity does not warrant, guarantee or certify that the above described service in any way supplements, supercedes, or complies with any state law requirements surrounding the need to obtain permission to deduct or withhold amounts from an employee's paycheck.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                       APPENDIX C-CONTRIBUTION PROCESSING

This appendix describes the contribution processing services for the Employer's
                                      Plan.

Fidelity shall provide contribution processing services as outlined in this Appendix C. Contributions are subject to the terms and conditions contained herein.

1. The Employer shall be responsible for calculating and effecting Participant and Employer contributions to the Plan and transmitting such contributions and associated contribution data to Fidelity within legal time limits.

2. The Employer must consolidate all contribution data and loan repayment information for multiple payroll cycles and / or multiple sites into one transmission. Contribution data shall be received by Fidelity via Plan Sponsor Webstation(R) ("PSW"), or other medium permitted by Fidelity, in the manner specified. The Employer's computer system must meet certain minimum specifications to enable this service.

3. Following the receipt of contribution and/or loan repayment data in good order (as determined by Fidelity), Fidelity shall, through Automated Clearing House ("ACII"), request an electronic funds transfer from the account the Employer has specified in the Service Setup Form.

4. Notwithstanding section 3 contained herein, Fidelity may allow the Employer to wire transfer contributions according to instructions provided by Fidelity conditioned that the contribution data is reviewed by a Fidelity representative prior to the initiation of the transfer. Fidelity reserves the right to require Employers to wire transfer any contribution if an ACH transfer is rejected. Unsolicited or improperly formatted transfers may not be invested until properly identified and reconciled.

5. Should the Employer contract with Fidelity or any of it's affiliates to perform payroll services, sections 2, 3 and 4 of this Appendix C are superceded to the extent that such agreement to provide payroll services contains provisions specifically addressing the funding of contributions to the Trust.

6. In the event that Fidelity, or any of its affiliates, provides tools or services to assist the Employer with the calculation of the Employer's Matching Employer Contribution and/or Nonelective Employer Contribution, Fidelity does not represent, warrant, guarantee or certify that such calculations are accurate. The Employer agrees that Fidelity has no responsibility for any such calculations.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                        APPENDIX D-LOANS AND WITHDRAWALS
  This appendix describes the loan and withdrawal services for the Employer's
                                     Plan.

1.   LOANS

Loans from the Plan shall be processed in accordance with the provisions of the Plan, Article I and this Appendix D. Fidelity shall provide loan processing services subject to the terms and conditions of Article I and this Appendix D. This Appendix D includes the Loan Policy adopted in accordance with the Plan. All other provisions governing Participant loans are included in the Plan. This Appendix D is effective for loans made on or after the Effective Date of the e40lk(SM) Profit Sharing /401(k) Plan. Subject to paragraph g. below, other loans made under the Plan shall continue under their existing terms until they are repaid.

  a. ADMINISTRATION-The Employer shall act as Fidelity's agent in collecting and remitting all principal and interest payments to Fidelity, and keeping the proceeds of such loan repayments separate from the other assets of the Employer and clearly identifying such assets as Plan assets.

     All Participant loans shall be considered pre-approved by the Employer and there shall not be any advance notification to the Employer of any Participant loan. The Participant shall use NetBenefits(SM), or any other service subsequently employed by Fidelity to facilitate electronic plan administration) to apply for a loan, Participant loan requests that cannot be serviced via Automated Channels shall be referred to the Employer for assistance. Plans converting to e401k(SM) Profit Sharing /401(k) Plan must provide the highest outstanding loan balance(s) in the twelve months prior to the conversion date. If the Employer fails to provide this information, the Employer shall review and approve all loan requests via Plan Sponsor Webstation(R), or any other service subsequently employed by Fidelity to facilitate electronic plan sponsor administration, hereinafter PSW, for the first twelve months of the Plan's administration under e401k(SM) Profit Sharing /401(k) Plan.

     Notwithstanding anything to the contrary in this Appendix D, loans that are subject to Spousal consent shall not be considered pre-approved, the Employer shall review and approve all such loan requests via PSW.

  b. APPLICATION PROCEDURE-To originate a Participant loan, the Participant shall direct Fidelity as to the term and amount of the loan to be made from his/her account. Such directions shall be made by use of the Automated Channels maintained for such purpose by Fidelity or its agent. The Automated Channels shall determine, based on the current value of the Participant's account on the date of the request and any guidelines provided by the Employer, the amount available for the loan. Based on the interest rate supplied by the Employer in accordance with the terms of the Plan, the Automated Channels shall advise the Participant of such interest rate, as well as the installment payment amounts. Fidelity shall distribute the loan note with the proceeds check directly to the Participant. Fidelity shall also distribute the required Truth-In-Lending disclosures if applicable, to the Participant. To facilitate recordkeeping, Fidelity may destroy the original of any promissory note made in connection with a loan to a Participant under the Plan, provided that Fidelity first creates a duplicate by a photographic optical scanning or other process. The duplicate shall yield a reasonable facsimile of the promissory note and the Participant's signature thereon. The duplicate may be reduced or enlarged in size from the actual size of the original promissory note.

  c. CONDITIONS AND LIMITATIONS-

     i. Minimum Principal Amount. The minimum principal amount of any loan is $1,000.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

  This appendix describes the loan and withdrawal services for the Employer's
                                     Plan.

     ii. Duration. The repayment period of any loan shall be no more than five years unless such loan is for the purchase of a Participant's primary residence, in which case the repayment period may not extend beyond ten years from the date of the loan. A loan becomes immediately due and payable upon a Participant's termination of employment, death or disability.

     iii. Sources. The Administrator may provide that loans only be made from certain contribution sources within Participant Account(s) by notifying the Trustee in writing of the restricted source.

     iv.  Purpose: A loan will be granted for any general purpose.

     v. Repayment Method. A loan to an Employee shall be repaid at least quarterly by payroll. If repayment is not made by payroll deduction, a loan shall be repaid by the Employee to the Employer. Loan repayments are forwarded to Fidelity, by the Employer, in the same manner and frequency as contributions.

     vi. Outstanding Loans. A Participant may have only one outstanding loan at a time. A Participant with an existing loan may not apply for another loan until the existing loan is paid in full. Also, a Participant may not (1) refinance an existing loan, (2) apply for an additional loan for the purpose of paying off an existing loan, or (3) apply for more than one loan during such plan year.

  d. INTEREST RATE - Using PSW, the Employer shall determine, communicate and update as appropriate a reasonable rate of interest based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The interest rate shall remain fixed throughout the duration of the loan.

  e. PREPAYMENT - A Participant may prepay the entire outstanding loan balance prior to maturity without penalty.

  f. DEFAULT - A Participant's loan shall be considered in default at the end of the calendar quarter following a calendar quarter (end of the "cure period") for which there is outstanding any part of any payment due (principal or interest). The Employer agrees to provide to Fidelity information regarding the status of participants relating to loan repayments. Fidelity agrees to provide the Employer with information regarding the repayment status of outstanding loans and thereafter to provide notices to Participants regarding late, missing or insufficient payments relating to loans they have outstanding. The Employer hereby directs Fidelity to default loans of Participants, in accordance with the Plan, after Participants have defaulted by the terms of their loans, but in no event later than the date legally required. Notwithstanding the above, based upon the information Fidelity has provided regarding the repayment status of outstanding loans, the Employer may direct Fidelity not to provide notices of delinquency for specific Plan Participants, however, an Employer cannot direct Fidelity to delay the loan default.

  g. PRE-EXISTING LOANS - Loans existing prior to the Effective Date of the e401k(SM) Profit Sharing/401(k) Plan shall continue under their existing terms until repaid. However, Fidelity shall not accept any pre-existing loans that require fedelity to hold as security for the loan property other than the Participant's vested account.

  h. FEES - Loan Set-Up fees shall be billed or charged in full on the first invoice date following origination of the loan.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

  This appendix describes the loan and withdrawal services for the Employer's
                                     Plan.

2.   PARTICIPANT WITHDRAWALS

     Participant withdrawals and distributions shall be processed in accordance with the provisions of the Plan and subject to the following terms and conditions:

  a. Except as indicated herein, the Employer hereby directs Fidelity that all Participant withdrawals shall be considered pre-approved by the Employer and there shall not be any advance notification to the Employer of any Participant withdrawal.

  b. Participants shall use Automated Channels (NetBenefits(SM) or any other service subsequently employed by Fidelity to facilitate electronic plan administration) to request withdrawals. Participant withdrawals that cannot be serviced via the Automated Channels shall be referred to the Employer for assistance. The Employer understands that currently certain types of withdrawals cannot be completed through Automated Channels and agrees that Fidelity may expand the Automated Channels service to include those types of withdrawals by giving notice (which may be an electronic transmission) to the Employer in advance. The Employer is responsible for updating the status code, termination date, and hire date for participants via Plan Sponsor Webstation(R) (PSW), or other agreed upon transmission.

  c. Participant withdrawals shall be processed any business day during any month except, that no withdrawals shall be processed from December 15 through January 1. The Automated Channels shall determine the amount available for withdrawal based on the current value of the Participant's Account on the date of the request and any guidelines provided by the Employer. The vested percentage on Fidelity's Participant Recordkeeping System (FPRS) shall be used to process the distribution. Fidelity shall distribute withdrawals directly to Participants based upon the addresses of record.

  d. The Employer shall review and approve withdrawal requests via PSW only for such distributions requiring approval or verification of the Plan Administrator. The following distributions are among those requiring approval through PSW:

          i.  withdrawals subject to Spousal consent
          ii. hardship withdrawals

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                        APPENDIX E - COMPLIANCE SERVICES
 This appendix describes the Nondiscrimination Testing and Form 5500 Reporting
                       services for the Employer's Plan.

     NOT SELECTED.

06359                                                e401k(SM) Service Agreement
Version 4/2002                                                          08/15/02
                 (C) 2001 Fidelity Management & Research Company

                                       E-1